UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2006
Motorola, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-7221 (Commission File Number)	36-1115800 (I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois (Address of Principal Executive Offices)	60196 (Zip Code)
(847) 576-5000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of he following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 18, 2006, Motorola, Inc. (the “Company”) entered into a definitive merger agreement (the “Merger Agreement”) to acquire Symbol Technologies, Inc. (“Symbol”) in a merger transaction (the “Merger”) by which Symbol will become a wholly-owned subsidiary of the Company. On September 19, 2006, the Company and Symbol jointly issued a press release announcing the Merger Agreement and the proposed Merger. A copy of this press release is attached hereto as Exhibit 99.1, the text of which is hereby incorporated by reference in this Item 8.01 in its entirety.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibit is filed as part of this Report:

Exhibit
No.	Description
99.1	Press Release issued jointly by the Company and Symbol, dated September 19, 2006, announcing the Company’s proposed acquisition of Symbol

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA, INC.
Dated: September 19, 2006	By:	/s/ A. Peter Lawson
A. Peter Lawson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued jointly by the Company and Symbol, dated September 19, 2006, announcing the Company’s proposed acquisition of Symbol